THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C
Multi-Fund® 5

Lincoln Life Variable Annuity Account T
Individual Variable Annuity

Lincoln Life Variable Annuity Account W
Wells Fargo New Directions Core, Wells Fargo New Directions Access,
Wells Fargo New Directions Access 4

Supplement dated September 24, 2025 to the Prospectus

This Supplement outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

Fund Reorganizations

The Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) has approved an Agreement and Plan of Reorganization to merge the LVIP Macquarie Wealth Builder Fund (the “Fund”) with and into the LVIP Structured Moderate Allocation Fund (“the Acquiring Fund”), a series of the Trust (the “Reorganization”). The Reorganization is not expected to be a taxable event for the Contractowners. More information about the Acquiring Fund and the Reorganization was distributed to Contractowners invested in the Fund as of the close of business on July 31, 2025. The Fund’s Reorganization is expected to be completed on or about October 31, 2025 (“Closing Date”).

At any time prior to the Closing Date, Contractowners may transfer out of the Fund consistent with the transfer provisions of the applicable individual annuity contract. Contractowners may transfer into any other available investment options under their Contract. Please see your product prospectus for information about other funds available for investment within your product and for more information on transfers, including any restrictions on transfers into the Fund before the Closing Date.  The investment objectives, policies, and risks of the Acquiring Fund are similar to those of the Fund.

For complete details relating to the funds, including fees and expenses, please refer to the fund’s prospectus. You can obtain information at no cost by contacting your registered representative or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.